UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 28, 2006

                            HEALTHRENU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

 Nevada                                000-21914                 84-1907744
--------------------------------      -------------          -------------------
(State or other jurisdiction of       (Commission               (IRS Employer
incorporation)                        File Number)           Identification No.)

        12777 Jones Road, Suite 481, Houston, TX                   77070
        ----------------------------------------                   -----
        (Address of Principal Executive Offices)                (Zip Code)

            Our telephone number, including area code: (281) 890-2561
                                                       --------------

                                     Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

(a) On April 28, 2006, the independent accountants, Ham, Langston & Brezina LLP, resigned as certifying accountant of HealthRenu Medical, Inc. (the "Company").

      The reports of Ham, Langston and Brezina LLP on the Company's financial statements for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the financial statements for the fiscal years ended September 30, 2005 and 2004 contained opinions modified to include an explanatory paragraph related to substantial doubt regarding the Company's ability to continue as a going concern.

      In connection with its audits of the Company's financial statements as of September 30, 2005 and 2004 and for years then ended, and through April 28, 2006, there were no disagreements between the Company and Ham, Langston and Brezina LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ham, Langston and Brezina LLP would have caused Ham, Langston and Brezina LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such years.

      During the fiscal years ended September 30, 2005 and 2004 and through April 28, 2006 there have been no reportable events (as defined in Regulation S-B Item 304 (a)(1)(iv)(B)).

(b) Malone & Bailey PC has been appointed, by the Board of Directors of the Company to serve as the Company's independent accountants, effective April 28, 2006. Malone & Bailey PC was not consulted concerning the application of accounting principals to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice given by the new accountant that was an important factor which the Company considered in reaching a decision as to any accounting, auditing or financial reporting issue.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

      16.1 Letter from Ham, Langston and Brezina LLP regarding change of certifying accountant.

                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  May 17, 2006

                                    HEALTHRENU MEDICAL, INC.
                                    (Registrant)

                                    By:  /s/  Robert W. Prokos
                                         ---------------------------------------
                                    Name:  Robert W. Prokos
                                    Title: President and Chief Executive Officer